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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)April 1, 1998


        DEAN WITTER REALTY INCOME PARTNERSHIP III, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18146           13-
3293754
(State or other jurisdiction       (Commission (I.R.S. Employer
   of  incorporation)           File Number)  Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated as of February 10, 1998, as amended (the "Agreement"): (a) the Partnership sold the Glenhardie Corporate Center III property ("Glenhardie III"); (b) Part Six Associates (which is owned 99.9% by the Partnership and .1% by affiliates of the General Partner) sold the Glenhardie Corporate Center IV property ("Glenhardie IV"); (c) Dean Witter Realty Income Partnership II, L.P. and Glenhardie Corporation, affiliates of the Partnership, sold their interests in the remaining properties at Glenhardie Corporate Center; and (d) DWR
Chesterbrook Associates (which is owned 26.7% by the Partnership, 41.2% by Dean Witter Realty Income Partnership IV, L.P., an affiliated public partnership, and 32.1% by affiliates of the General Partner) sold the Chesterbrook Corporate Center. The purchaser of these properties was FV Office Partners, L.P., an unaffiliated party. The aggregate negotiated sale price of the properties sold was approximately $168 million. Approximately $22.1 million was allocated in the Agreement to Glenhardie III and IV, and approximately $126.1 million, of which the Partnership's share is approximately $33.7 million, was allocated to the Chesterbrook Corporate Center.

Pursuant to the Agreement, escrows were established for the costs of certain building improvements and tenant improvements (the "Improvements"). In addition to payment of the purchase price, at closing the Purchaser deposited into these escrows approximately $3.9 million, of which approximately $2.3 million relates to the Chesterbrook Corporate Center. Any balances remaining in the escrows relating to the Chesterbrook Corporate Center after the
Improvements are completed will be delivered to the Partnership. If the costs of Improvements at Chesterbrook Corporate Center exceed the escrow established therefor, the Partnership, through DWR Chesterbrook Associates, will be required to fund the excess costs.

The purchase price was paid in cash at closing on April 1, 1998. At closing, the Partnership received proceeds, net of closing costs and other deductions, of approximately $22 million and $33.4 million, respectively, for the sale of the Glenhardie III and IV properties and its share of the proceeds from the sale of the Chesterbrook Corporate Center.
Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)  Pro Forma Consolidated Balance Sheet as of January
     31, 1998.

     (2)   Pro  Forma Consolidated Statements of  Operations
     for  the        fiscal year ended October 31, 1997  and
     the three months    ended January 31, 1998.

(c)  Exhibits

     (2)(a)Purchase and Sale Agreement, dated as of February 10, 1998 between DWR Chesterbrook Associates, Glenhardie Corporation, Dean Witter Realty Income Partnership II, L.P., Dean Witter Realty Income Partnership III, L.P., and Part Six Associates as Sellers and FV Office Partners, L.P. as Purchaser and amendments thereto.



                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY INCOME
PARTNERSHIP                     III, L.P.

                         By:    Dean Witter Realty Income
Properties                      III, Inc.
                            Managing General Partner




Date:                    April 16, 1998 By:  /s/E. Davisson
Hardman, Jr.
                            E. Davisson Hardman, Jr.
                            President

       Dean Witter Realty Income Partnership III, L.P.
            Pro Forma Consolidated Balance Sheet
                   As of January 31, 1998

The following unaudited pro forma consolidated balance sheet has been presented as if the Glenhardie III and IV properties and the Chesterbrook Corporate Center were sold as of January 31, 1998. The pro forma adjustments reflect
a) the cash proceeds from the sale, b) the elimination of the net carrying value of the properties, c) the elimination of deferred leasing commissions and other assets and liabilities relating to the properties sold, and d) the elimination of the Partnership's investment in the Chesterbrook Corporate Center.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
ASSETS

 Cash and cash equivalents  $ 2,432,941           $
55,422,681                  $ 57,855,622

 Real estate                 50,793,734                 -
50,793,734

 Real estate held for sale   11,416,422
(11,416,422)                       -

 Investments in joint ventures         23,910,545
(16,280,470)                   7,630,075

 Deferred leasing commissions, net        578,582
(332,304)                        246,278

 Other assets                 1,894,576
(253,157)                      1,641,419

                            $91,026,800           $
27,140,328                  $118,167,128

LIABILITIES AND PARTNERS' CAPITAL

 Accounts payable and accrued
  liabilities               $   356,225           $
(100,972)                   $    255,253

 Security deposits               93,438
(31,782)                          61,656
                                449,663
(132,754)                        316,909

  Partners' capital           90,577,137
27,273,082                   117,850,219

                            $ 91,026,800          $
27,140,328                  $118,167,128

       Dean Witter Realty Income Partnership III, L.P.
         Pro Forma Consolidated Statement of Income
             For the year ended October 31, 1997

The following unaudited pro forma consolidated statement of income has been presented as if the Glenhardie III and IV properties and the Chesterbrook Corporate Center were sold as of the beginning of fiscal year 1997. The pro forma adjustments reflect elimination of a) rental and other revenues, b) property operating expenses, c) depreciation and amortization relating to the properties sold, and d) equity in earnings of joint venture in the Chesterbrook Corporate Center. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the properties.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $10,824,205
$(2,410,766)                $ 8,413,439
 Equity in earnings of joint venture    3,599,828
(1,747,149)                   1,852,679
 Interest and other             327,193
(4,016)                         323,177

                             14,751,226
(4,161,931)                  10,589,295

Expenses:
 Property operating           3,530,892
(868,569)                     2,662,323
 Depreciation                 3,133,640
(826,601)                     2,307,039
 Amortization                   308,136
(89,725)                        218,411
 General and administrative   1,039,436                 -
1,039,436

                              8,012,104
(1,784,895)                   6,227,209

Net income                  $ 6,739,122
$(2,377,036)                $ 4,362,086

Net income per Unit of Limited
 Partnership interest       $     11.53           $
4.01                        $      7.52




       Dean Witter Realty Income Partnership III, L.P.
         Pro Forma Consolidated Statement of Income
         For the three months ended January 31, 1998

The following unaudited pro forma consolidated statement of income has been presented as if the Glenhardie III and IV properties and the Chesterbrook Corporate Center were sold as of the beginning of fiscal year 1997. The pro forma adjustments reflect elimination of a) rental and other revenues, b) property operating expenses, c) depreciation and amortization relating to the properties sold and, d) equity in earnings of joint venture in the Chesterbrook Corporate Center. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the properties.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $2,279,633            $
(603,884)                   $1,675,749
 Equity in earnings of joint ventures    610,901
(431,534)                      179,367
 Interest and other            299,548
(113,046)                      186,502
 Gain on sale of real estate           6,190,263        -
6,190,263

                             9,380,345
(1,148,464)                  8,231,881

Expenses:
 Property operating            807,092
(184,602)                      622,490
 Depreciation                  644,094
(242,315)                      401,779
 Amortization                   41,524
(22,289)                        19,235
 General and administrative    204,470                  -
204,470

                             1,697,180
(449,206)                    1,247,974

Net income                  $7,683,165            $
(699,258)                   $6,983,907

Net income per Unit of Limited
 Partnership interest       $    14.11            $
(1.18)                      $    12.93

Exhibit Index for Dean Witter Realty Income Partnership III,
                            L.P.



Exhibit                                           Sequential
  No.      Description                             Page No.

 (2)(a) Purchase and Sale Agreement, dated as of February 10, 1998 between DWR Chesterbrook
           Associates, Glenhardie Corporation,
           Dean Witter Realty Income Partnership
           II, L.P., Dean Witter Realty Income
           Partnership III, L.P., and Part Six
           Associates as Sellers and FV Office
           Partners, L.P., as Purchaser and
           amendments thereto.



























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